                                                                   EXHIBIT 10.23

ENGLISH TRANSLATION OF

SERVICE AGREEMENT TO DEVELOP INFRARED PHOTOMETRIC OIL ANALYZER

BETWEEN

Shanghai Euro Tech Limited.
(hereinafter referred to as the "BUYER")

AND

Shanghai Institute of Optics Instrument
(hereinafter referred to as the "PROVIDER")

THE AGREEMENT:
1.   Contents, Forms and Requirements of the service:
      1) The BUYER hereby appoints the PROVIDER to develop the Infrared Photometric Oil Analyzer;
      2) The PROVIDER shall make 3 prototypes following the BUYER's requirements and satisfying various technical specifications provided by the BUYER. After the completion of the development, the PROVIDER should provide the technique data and drawings to the BUYER;
      3)    Development processes:
            a) The PROVIDER should provide the blue print, the construction drawings of the instrument(s), the optical theory diagrams, the electrical drawings, the program diagrams, and the appearance drawings to the BUYER before manufacture. And the following steps shall only be proceeded after getting the approval of the BUYER;
            b) The PROVIDER shall conduct the buy and manufacture of the main parts;
            c) The PROVIDER shall conduct the installing, debugging, testing and checking of the instrument(s);
            d) The PROVIDER shall develop, check and accept the design drawings before delivered to the manufacturer;
      4)    Main technique data and requirements:
              The range of measurements:                  0 ---- 1000 mg/l
              Detect limit:                               0.5 mg/l
              The wave measurement range:                 3400 ---- 2400 cm-l
              The wave repetition:                        2 cm-l
              The accuracy of waves:                      +/-4cm-l
              The accuracy of transparency (T%):          +/-1
              The repetition of transparency (T%):        +/-0.75

2.   Working Conditions and The Cooperation Notices:
      1) The BUYER should provide the design requirements and provide available instrument to be modeled;
      2) The PROVIDER should develop the new product by referring to the sample;
      3) The technique data of the new instrument should be the same or better than those of the sample instrument.
      4) After the completion of the development, the PROVIDER should provide 3 prototypes to the BUYER, with the technique data and drawings.
      5) After the development work, the industrial property right of the instrument(s) should be transferred to the BUYER and the PROVIDER should not deliver it to any third party at any time or manufacture the same kind of instrument(s).

3. Duration, Place and Forms of Cooperation:
      The agreement should be implemented on May 8th, 2000 through November 8th, 2000 in Shanghai Institute of Optical Instrument via cooperation.

4.    Checking and Accepting Conditions and Forms:
            The prototypes should be checked and accepted by associated organizations following the technique data shown by the BUYER.
            The warranty is a year after checking and accepting.
5.    Payments:
      1)    The contract fee is RMB350,000.
      2)    The payment schedule:
      After the signature of the agreement, the BUYER should pay the PROVIDER RMB50,000 within a week. (First payment)
      After the completion of the above item a) of 3) of 1, the BUYER should pay the PROVIDER RMB120,000. (Second payment)
      After the completion of the above item b) and c) of 3) of 1, the BUYER should pay the PROVIDER RMB100,000. (Third Payment)
      After the completion of the above item d) of 3) of 1, the BUYER should pay the PROVIDER the remaining RMB80,000 within ten days. (Forth Payment)
6.    Violations and Penalties:
      1) When transgressing the above item 4) of 1, the PROVIDER should progress the instrument no later than April 8th, 2001. If the PROVIDER has not completed the improvement after the due date, the PROVIDER should pay back 50% of the paid fund;
      2) When transgressing the above item 3, the PROVIDER should pay back 1% of the paid fund for penalty every month after the due date;
      3) The PROVIDER should show the certificate materials, such as the invoice, the progress agreement or the commission agreement, to the BUYER after the second payment. If the PROVIDER do not follow the above scheduled time table, the PROVIDER should pay back 50% of the paid fund;
      4) If transgressing the above item 5, the PROVIDER should pay back 5% of the remaining fund every month after the scheduled due date.
7.    Law Jurisdictions and Arbitration:
      Any differences or disputes arising from this agreement shall first be settled by an amicable effort on the part of both parties to the agreement. If an attempt at settlement has failed, the dispute shall be finally settled under the Chinese law at a court at the PROVIDER's place.


P    Name           Shanghai Euro Tech Limited  / /(Seal)/ /  Official seal or
                    -----------------------------------------
R    Representative                    / /(Seal)/ /           technical contract
     in-law
I    -------------------------------------------------------- seal
     Vicegerent of  Shaowei Guo                 / /(Seal)/ /
N    --------------------------------------------------------
     Address        615 NingQiao Road Shanghai
C    --------------------------------------------------------
     Tel            021-58347460        Zip code       201206
I    --------------------------------------------------------
     Accounting
P    bank

A    Accounts
                    -----------------------------------------
L    Name           Shanghai Institute of Optics Instrument
                                                 / /(Seal)/ /
                                                              May 8th,2000
--------------------------------------------------------------------------------
A    Representative                                  (Seal)   Official seal or
     in-law         -----------------------------------------
S    Vicegerent of                                            technical contract
     the Assignee   Yuanshen Huang     / /(Seal)/ /
S    -------------------------------------------------------- seal
     Address        115 Changling Road Shanghai
I    --------------------------------------------------------
     Tel            65032883                 Zip code  200093
G    --------------------------------------------------------
     Accounting
N    bank

E    Accounts                                                 May 8th,2000

E
